SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
--------------------------------------------------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 3, 2006

                               Delta Mutual, Inc.
               (Exact name of registrant as specified in charter)

                Delaware                            000-30563
       (State or other jurisdiction           (Commission File Number)
           of  incorporation)


111 North Branch Street, Sellersville, Pennsylvania             18960

-----------------------------------------------------          --------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (215) 258-2800


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

--------------------------------------------------------------------------------

Item 3.02. Unregistered Sales of Equity Securities

      The following table sets forth the sales of unregistered securities since the Company's last report filed under this item.

                                                               Principal             Total Offering Price/
  Date         Title and Amount           Purchaser            Underwriter           Underwriting Discounts
-------------- -------------------------- -------------------- --------------------- -----------------------
May 3, 2006    $16,000 principal amount   Private investor              NA           $16,000/NA
               of 6% convertible note
               due November 3, 2007,
               convertible into 266,667
               shares of common stock.
-------------- -------------------------- -------------------- --------------------- -----------------------
May 23, 2006   30,000 shares of common    Consultant                    NA           $3,300/NA
               stock
-------------- -------------------------- -------------------- --------------------- -----------------------
May 30, 2006   550,664 shares of common   Private investor              NA           $27,533/NA
               stock issued upon the
               conversion of a
               promissory note in the
               principal amount of
               $25,000(including
               accrued interest)
-------------- -------------------------- -------------------- --------------------- -----------------------
June 8, 2006   1,160,000 shares of        Private investor              NA           $58,000/$5,800
               common stock
-------------- -------------------------- -------------------- --------------------- -----------------------
June 23, 2006  740,000 shares of common   Private investor              NA           $37,000/$3,700
               stock
-------------- -------------------------- -------------------- --------------------- -----------------------


The issuances of common stock to consultants are viewed as exempt from registration under the Securities Act of 1933, as amended ("Securities Act"), under section 4(2) thereof, as transactions not involving any public offering. The private placements of the Company's common stock to individual U.S. investors, and the offerings of notes, convertible notes and shares upon conversion of notes, to U.S. investors, are viewed as exempt under the provisions of Rule 506 of Regulation D under the Securities Act.

--------------------------------------------------------------------------------

                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Delta Mutual, Inc.


Date: June 26, 2006
                                        By: /s/ Peter F. Russo
                                        ----------------------------------------
                                        Peter F. Russo,
                                        President and Chief Executive Officer


--------------------------------------------------------------------------------